EXHIBIT 31.1

CERTIFICATION

I, Gregg L. Engles, certify that:

     1. I have reviewed this annual report on Form 10-K of Dean Foods Company;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Dean Foods Company as of, and for, the periods presented in this annual report;

     4. Dean Foods Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Dean Foods Company and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Dean Foods Company and its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     (b) Evaluated the effectiveness of Dean Foods Company’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the period covered by this annual report, based on such evaluation; and

     (c) Disclosed in this annual report any change in Dean Foods Company’s internal control over financial reporting that occurred during Dean Foods Company’s most recent fiscal quarter (Dean Foods Company’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Dean Foods Company’s internal control over financial reporting.

     5. Dean Foods Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Dean Foods Company’s auditors and the audit committee of Dean Foods Company’s board of directors:

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Dean Foods Company’s ability to record, process, summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Dean Foods Company’s internal control over financial reporting.

/s/ GREGG L. ENGLES

Gregg L. Engles Chairman of the Board and Chief Executive Officer

March 16, 2005